Amendment to
              Assignment of and Blanket Amendment to
                       Franchise Agreements


On the 26th day of February, 1997, Pizza Hut, Inc. ("PHI") and NPC International, Inc. ("NPCI"), NPC Management, Inc. ("NPCM"), and NPC Restaurants LP ("NPCL") entered into an Assignment of and Blanket Amendment to Franchise Agreements ("1997 Blanket Amendment"), a copy of which is attached hereto as Exhibit "A". The parties to the 1997 Blanket Amendment wish to amend the 1997 Blanket Amendment in the following respect.

      1) The parties have recognized in the 1997 Blanket Amendment that O. Gene Bicknell ("Bicknell"), as owner of at least 51% of the common stock of NPCI, is the only NPCI stockholder who falls within the definition "Operator" under the relevant provisions of all of the franchise agreements between PHI, as Franchisor and NPCM, as Franchisee (the "Franchise Agreements"). The 1997 Blanket Amendments further provides that so long as Bicknell continues to hold at least 51% of the outstanding stock of NPCI, the definition of "Operator" under the relevant provisions of the Franchise Agreements shall not include any NPCI shareholders other than Bicknell and the prohibition on public ownership in such Franchise Agreements shall not apply to NPCI, NPCM, or NPCL, subject to the remaining provisions of the 1997 Blanket Amendment.

      2) The parties hereby recognize that, upon the conditions provided herein, the requirement that Bicknell continue to hold at least 51% of the common stock of NPCI is no longer necessary. Accordingly, the parties hereby agree that the provisions of the 1997 Blanket Amendment, specifically paragraph 4 and 5 thereof, which refer to and require the continued ownership by Bicknell of 51% of each class of NPCI stock are hereby amended to require that Bicknell shall be required to own at least 20% of each class of NPCI stock. Otherwise, Bicknell shall be free of restriction under the Franchise Agreement to transfer or dispose of NPCI Common Stock.

      3)   Notwithstanding paragraph 2, however, if any person or entity
            (or any group as defined by Rule 13D-5 under the Securities Exchange Act of 1937) other than Bicknell (or members of Bicknell's immediate family) acquires stock or voting rights in NPCI sufficient to have the legal right to elect a majority of NPCI's board of directors, or otherwise obtains control (as defined by Rule 12B-2 under the Securities Exchange Act of 1937) of NPCI ("Controlling Owner"), the following will occur"

            a)   The Controlling Owner will be deemed the "operator" under:

                  i) Article XXVII of the Franchise Agreements listed on Exhibit A and B to the 1997 Blanket Amendment;

                  ii) Article XXVII of the Franchise Agreement listed on Exhibit C to the 1997 Blanket Amendment; and

                  iii) Article XI of the Franchise Agreements listed on
                       Exhibit A, B and C to the 1997 Blanket Amendment; and

            a)   The provisions of Article XVII A, C and D of the Franchise
                  Agreements listed on Exhibits A, B and C to the 1997 Blanket Amendment will apply to the Controlling Owner.

      1) The parties further agree, that this Amendment shall apply to any renewal of the Franchise Agreements and all future franchise agreements between PHI and the parties and any renewals thereof.

      2) Other than as herein amended, the 1997 Blanket Amendment is hereby ratified and confirmed in its entirety.


                              NPC International, Inc.
                              "NPCI"

                              By:
                                 O. Gene Bicknell,
                                 Chief Executive Officer

                              NPC Management, Inc.
                              "NPCM"

                              By:
                                 James K. Schwartz, President

                              NPC Restaurants LP
                              "NPCL"
                                By: NPC  International, Inc.,
                              General Partner

                              By:
                                 O. Gene Bicknell,
                                 Chief Executive Officer

                              Pizza Hut, Inc.
                              "PHI"

                              By;
                                 Michael A. Miles, Jr.,
                                 SVP Franchise